UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 29, 2024

Tapestry, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 946-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (d) On February 29, 2024, the Board of Directors (the “Board”) of Tapestry, Inc. (“Tapestry” or the “Company”) increased the size of the Board from nine to eleven members and elected each of Kevin Hourican and David Elkins as a director of the Company, effective as of February 29, 2024. Mr. Hourican has been appointed to serve as a member of the Human Resources Committee and Mr. Elkins has been appointed to serve as a member of the Audit Committee, each effective of as February 29, 2024.

In connection with each of Mr. Hourican’s and Mr. Elkins’ appointment to the Board and in accordance with the Company’s standard compensation arrangements for non-employee directors, each of Mr. Hourican and Mr. Elkins will be entitled to an annual cash retainer of $100,000 as well as an annual equity grant with a grant date fair market value of $170,000 made on the date of Tapestry’s annual meeting of stockholders, with 50% of the value of the award made in the form of stock options and 50% made in the form of restricted stock units.  These equity awards vest in full one year from the date of grant, subject to the director’s continued service until that time.  In addition, each of Mr. Hourican and Mr. Elkins will be granted an initial Tapestry equity award with a grant date fair market value of $170,000 on February 29, 2024, with 50% of the value of the award made in the form of stock options and 50% made in the form of restricted stock units. These initial grants will vest on the one year anniversary of the grant date.

There are no arrangements or understandings between either of Mr. Hourican or Mr. Elkins and any other person pursuant to which Mr. Hourican or Mr. Elkins was elected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Mr. Hourican or Mr. Elkins that are required to be disclosed by Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 29, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2024
TAPESTRY, INC.

	By:	/s/ David E. Howard
David E. Howard
General Counsel and Secretary